Commitments	12 Months Ended
Mar. 31, 2022
Disclosure Of Commitments [Abstract]
Commitments	Commitments
Obligations under leases
Refer to note 14 for the maturity analysis of lease liabilities as at March 31, 2022.
In addition to the obligations under lease liabilities, the Company is subject to short-term leases and variable lease payments. The total amount of these payments over the next five years, as at March 31, 2022, is $8,000.
Commitments
In addition to the obligations under leases, the Company is subject to various non-cancelable service agreements with minimum spend commitments.
The amount of the minimum fixed and determinable portion of the material unconditional purchase obligations over the next five years, as at March 31, 2022, is $32,730 with payment processors and $60,579 with service providers.